UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742 and 811-07885

Name of Fund: BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Index Equity Portfolio | of BlackRock FundsSM

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for financial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011. Accordingly, the below discussion is intended to provide you with perspective on the performance of your investments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year. The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets. The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for yield. The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was positive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“Markets generally moved higher despite heightened volatility during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month	12-month
US large cap equities
(S&P 500® Index)	6.02%	30.69%
US small cap equities
(Russell 2000® Index)	6.21	37.41
International equities
(MSCI Europe, Australasia,
Far East Index)	4.98	30.36
Emerging market equities
(MSCI Emerging Markets Index)	0.88	27.80
3-month Treasury bill
(BofA Merrill Lynch 3-Month
Treasury Bill Index)	0.08	0.16
US Treasury securities
(BofA Merrill Lynch 10-Year
US Treasury Index)	3.26	1.88
US investment grade bonds
(Barclays Capital US Aggregate
Bond Index)	2.72	3.90
Tax-exempt municipal bonds
(Barclays Capital Municipal
Bond Index)	4.42	3.48
US high yield bonds
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)	4.98	15.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2011	BlackRock Index Equity Portfolio

Investment Objective

BlackRock Index Equity Portfolio’s (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), investment objective is to match the performance of the Standard & Poor’s 500® Index (the “S&P 500®”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Portfolio perform?

•

For the six months ended June 30, 2011,Institutional Shares of the Portfolio returned 5.94%, while the benchmark S&P 500® returned 6.02% for the same period. The Portfolio’s Service and Investor A share classes each returned 5.85%, Investor B Shares returned 5.43%, and Investor C Shares returned 5.39%. The S&P 500® is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•

Returns for the Portfolio’s respective share classes differ from the benchmark based on individual share-class expenses. The Portfolio invests all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

•

US equity markets began the year on an upswing. Confidence levels were improving, the economy was recovering and investors were increasing their holdings of riskier assets. US stocks moved higher during the first four months of 2011 despite volatility from significant global events. Political turmoil spread across the Middle East/North Africa region and prices of oil and other commodities rose sharply. March brought devastating natural disasters that left Japan with massive infrastructure damage and a nuclear crisis. In April, Standard & Poor’s (“S&P”) changed its ratings outlook for long-term US and Japanese debt from stable to negative. But equity markets charged forward as investors chose to focus on the continuing stream of strong corporate earnings reports.

•

Meanwhile, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Financial markets were met with a sharp reversal in May when political unrest in Greece pushed that nation closer to defaulting on its debt. This development rekindled fears about the broader sovereign debt crisis in Europe and its further contagion among peripheral countries. Concurrently, it became evident that the pace of US and global economic growth had slowed. The impact of higher oil prices and supply chain disruptions in Japan finally surfaced in weak economic data. Investors pulled back from riskier assets amid heightened uncertainty and equity markets experienced a correction throughout most of May and June. The last week of June brought a sharp rally on encouraging data from the US manufacturing sector and Germany’s decision to support the refinancing of Greece’s public debt.

•

From a sector perspective, health care stocks (+13.93%) led the index, driven by increased merger and acquisition activity. Energy stocks (+11.39%) benefited from rising oil prices earlier in the period. All other sectors provided positive returns with the exception of financials (–3.06%), where the banking industry remained under pressure amid heightened concerns about the sovereign debt crisis.

Describe recent portfolio activity.

•

During the six-month period, as changes were made to the composition of the S&P 500®, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Series may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Series’ Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Series’ Notes to Financial Statements.

4	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Portfolio currently invests all of its assets in the Series. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500® Index.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.94%	30.51%	N/A	2.86%	N/A	2.60%	N/A
Service	5.85	30.28	N/A	2.66	N/A	2.30	N/A
Investor A	5.85	30.26	26.35%	2.63	2.01%	2.24	1.92%
Investor B	5.43	29.16	24.66	1.80	1.43	1.60	1.60
Investor C	5.39	29.17	28.17	1.80	1.80	1.43	1.43
S&P 500® Index	6.02	30.69	N/A	2.94	N/A	2.72	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.15% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year.

Investor B and C Shares are closed to all investors. Institutional and Investor A Shares are closed to new investors but are open to existing investors for additional purchases.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio’s administrator waived a portion of its fee. Without such waiver, the Portfolio’s returns would have been lower.

Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Portfolio expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,059.40	$0.92	$1,000.00	$1,023.90	$0.90	0.18%
Service	$1,000.00	$1,058.50	$1.94	$1,000.00	$1,022.91	$1.91	0.38%
Investor A	$1,000.00	$1,058.50	$2.09	$1,000.00	$1,022.76	$2.06	0.41%
Investor B	$1,000.00	$1,054.30	$6.32	$1,000.00	$1,018.65	$6.21	1.24%
Investor C	$1,000.00	$1,053.90	$6.21	$1,000.00	$1,018.74	$6.11	1.22%

[1]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests. Expenses are net of waivers.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Statement of Assets and Liabilities	BlackRock Index Equity Portfolio

June 30, 2011 (Unaudited)
Assets
Investments at value — Master S&P 500 Index Series (cost — $569,804,287)	$576,903,501
Withdrawals receivable from the Series	193,396
Capital shares sold receivable	100,416
Prepaid expenses	37,112
Total assets	577,234,425

Liabilities
Capital shares redeemed payable	293,812
Service and distribution fees payable	132,707
Administration fees payable	51,758
Income dividends payable	219
Officer’s fees payable	142
Other accrued expenses payable	231,549
Total liabilities	710,187
Net Assets	$576,524,238

Net Assets Consist of
Paid-in capital	$152,720,394
Undistributed net investment income	2,365,568
Accumulated net realized gain allocated from the Series	414,339,062
Net unrealized appreciation/depreciation allocated from the Series	7,099,214
Net Assets	$576,524,238

Net Asset Value
Institutional — Based on net assets of $295,277,970 and 11,589,129 shares outstanding, unlimited shares authorized, $0.001 par value	$25.48
Service — Based on net assets of $32,338,628 and 1,278,728 shares outstanding, unlimited shares authorized, $0.001 par value	$25.29
Investor A — Based on net assets of $172,611,382 and 6,831,517 shares outstanding, unlimited shares authorized, $0.001 par value	$25.27
Investor B — Based on net assets of $2,821,430 and 113,106 shares outstanding, unlimited shares authorized, $0.001 par value	$24.95
Investor C — Based on net assets of $73,474,828 and 2,966,283 shares outstanding, unlimited shares authorized, $0.001 par value	$24.77

See Notes to Financial Statements.

	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	7

Statement of Operations	BlackRock Index Equity Portfolio

Six Months Ended June 30, 2011 (Unaudited)
Investment Income
Net investment income allocated from the Series:
Dividends — unaffiliated	$5,729,661
Foreign taxes withheld	(2,227)
Securities lending — affiliated	33,559
Dividends — affiliated	31,726
Expenses	(118,902)
Fees waived	15,865
Total income	5,689,682

Expenses
Administration	216,669
Administration — class specific	73,798
Service — Service	23,158
Service — Investor A	132,856
Service and distribution — Investor B	17,072
Service and distribution — Investor C	338,074
Transfer agent — Institutional	60,561
Transfer agent — Service	8,410
Transfer agent — Investor A	72,326
Transfer agent — Investor B	6,002
Transfer agent — Investor C	53,605
Printing	57,611
Professional	41,252
Registration	29,262
Officer	147
Miscellaneous	8,202
Recoupment of past waived fees — class specific	6,472
Total expenses	1,145,477
Less fees waived by administrator — class specific	(38,489)
Less transfer agent fees waived and/or reimbursed — class specific	(23,277)
Total expenses after fees waived and reimbursed	1,083,711
Net investment income	4,605,971

Realized and Unrealized Gain Allocation from the Series
Net realized gain from investments and financial futures contracts	1,588,020
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	28,058,069
Total realized and unrealized gain	29,646,089
Net Increase in Net Assets Resulting from Operations	$34,252,060

See Notes to Financial Statements.

8	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Statements of Changes in Net Assets	BlackRock Index Equity Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$4,605,971	$9,800,408
Net realized gain (loss)	1,588,020	(19,969,914)
Net change in unrealized appreciation/depreciation	28,058,069	91,519,458
Net increase in net assets resulting from operations	34,252,060	81,349,952

Dividends to Shareholders From
Net investment income:
Institutional	(1,491,060)	(6,076,854)
Service	(148,350)	(431,994)
Investor A	(795,448)	(2,868,914)
Investor B	(7,059)	(45,511)
Investor C	(181,972)	(687,965)
Decrease in net assets resulting from dividends to shareholders	(2,623,889)	(10,111,238)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(54,718,966)	(89,535,289)

Net Assets
Total decrease in net assets	(23,090,795)	(18,296,575)
Beginning of period	599,615,033	617,911,608
End of period	$576,524,238	$599,615,033
Undistributed net investment income	$2,365,568	$383,486

See Notes to Financial Statements.

	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	9

Financial Highlights	BlackRock Index Equity Portfolio

	Institutional
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,			Period October 1, 2007 to December 31, 2007	Year Ended September 30,

		2010	2009	2008		2007	2006

Per Share Operating Performance
Net asset value, beginning of period	$24.17	$21.43	$17.32	$28.22	$29.58	$25.70	$23.63
Net investment income[1]	0.22	0.41	0.40	0.51	0.14	0.52	0.44
Net realized and unrealized gain (loss)	1.22	2.76	4.11	(10.88)	(1.11)	3.64 [2]	2.08 [2]
Net increase (decrease) from investment operations	1.44	3.17	4.51	(10.37)	(0.97)	4.16	2.52
Dividends from net investment income	(0.13)	(0.43)	(0.40)	(0.53)	(0.39)	(0.28)	(0.45)
Net asset value, end of period	$25.48	$24.17	$21.43	$17.32	$28.22	$29.58	$25.70

Total Investment Return[3]
Based on net asset value	5.94%[4]	14.94%	26.38%	(37.06)%	(3.28)%[4]	16.27%	10.75%

Ratios to Average Net Assets[5]
Total expenses	0.22%[6,7]	0.22%	0.25%	0.19%	0.16%[6]	0.18%	0.26%
Total expenses excluding recoupment and before fees waived and reimbursed	0.22%[6,7]	0.18%	0.18%	0.18%	0.15%[6]	0.17%	0.18%
Total expenses after fees waived and reimbursed	0.18%[6,7]	0.18%	0.18%	0.18%	0.15%[6]	0.17%	0.18%
Net investment income	1.78%[6,7]	1.89%	2.18%	2.18%	1.89%[6]	1.89%	1.81%

Supplemental Data
Net assets, end of period (000)	$295,278	$317,357	$338,651	$282,940	$464,166	$491,201	$474,801
Portfolio turnover of the Series	2%	5%	7%	8%	4%	1%[8]	4%[9]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, and the years ended December 31, 2008, 2009 and 2010, and the six months ended June 30, 2011) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expense and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[9]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

10	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Service
	Six Months Ended June 30, 2011 (Unaudited)				Period October 1, 2007 to December 31, 2007
						Year Ended September 30,
		Year Ended December 31,
		2010	2009	2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$24.00	$21.29	$17.21	$28.04	$29.37	$25.53	$23.48
Net investment income[1]	0.20	0.37	0.35	0.46	0.14	0.46	0.37
Net realized and unrealized gain (loss)	1.21	2.73	4.09	(10.81)	(1.11)	3.64 [2]	2.06 [2]
Net increase (decrease) from investment operations	1.41	3.10	4.44	(10.35)	(0.97)	4.10	2.43
Dividends from net investment income	(0.12)	(0.39)	(0.36)	(0.48)	(0.36)	(0.26)	(0.38)
Net asset value, end of period	$25.29	$24.00	$21.29	$17.21	$28.04	$29.37	$25.53

Total Investment Return[3]
Based on net asset value	5.85%[4]	14.67%	26.11%	(37.20)%	(3.28)%[4]	16.12%	10.42%

Ratios to Average Net Assets[5]
Total expenses	0.38%[6,7]	0.39%	0.42%	0.40%	0.17%[6]	0.34%	0.49%
Total expenses excluding recoupment and before fees waived and reimbursed	0.38%[6,7]	0.39%	0.41%	0.40%	0.17%[6]	0.34%	0.49%
Total expenses after fees waived and reimbursed	0.38%[6,7]	0.39%	0.41%	0.40%	0.16%[6]	0.33%	0.46%
Net investment income	1.58%[6,7]	1.69%	1.95%	1.98%	1.84%[6]	1.70%	1.53%

Supplemental Data
Net assets, end of period (000)	$32,339	$27,234	$23,584	$17,256	$26,177	$35,719	$44,765
Portfolio turnover of the Series	2%	5%	7%	8%	4%	1%[8]	4%[9]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, and the years ended December 31, 2008, 2009 and 2010, and the six months ended June 30, 2011) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expense and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[9]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	11

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor A
	Six Months Ended June 30, 2011 (Unaudited)				Period October 1, 2007 to December 31, 2007
						Year Ended September 30,
		Year Ended December 31,
		2010	2009	2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$23.98	$21.27	$17.19	$28.01	$29.34	$25.52	$23.46
Net investment income[1]	0.19	0.36	0.35	0.46	0.12	0.47	0.38
Net realized and unrealized gain (loss)	1.21	2.73	4.08	(10.08)	(1.10)	3.60 [2]	2.07 [2]
Net increase (decrease) from investment operations	1.40	3.09	4.43	(10.34)	(0.98)	4.07	2.45
Dividends from net investment income	(0.11)	(0.38)	(0.35)	(0.48)	(0.35)	(0.25)	(0.39)
Net asset value, end of period	$25.27	$23.98	$21.27	$17.19	$28.01	$29.34	$25.52

Total Investment Return[3]
Based on net asset value	5.85%[4]	14.64%	26.08%	(37.21)%	(3.34)%[4]	16.01%	10.52%

Ratios to Average Net Assets[5]
Total expenses	0.41%[6,7]	0.42%	0.46%	0.39%	0.37%[6]	0.37%	0.54%
Total expenses excluding recoupment and before fees waived and reimbursed	0.41%[6,7]	0.42%	0.45%	0.39%	0.37%[6]	0.37%	0.54%
Total expenses after fees waived and reimbursed	0.41%[6,7]	0.42%	0.45%	0.39%	0.36%[6]	0.37%	0.42%
Net investment income	1.55%[6,7]	1.65%	1.92%	1.95%	1.68%[6]	1.69%	1.57%

Supplemental Data
Net assets, end of period (000)	$172,611	$174,714	$166,313	$145,886	$272,771	$284,761	$287,288
Portfolio turnover of the Series	2%	5%	7%	8%	4%	1%[8]	4%[9]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, and the years ended December 31, 2008, 2009 and 2010, and the six months ended June 30, 2011) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expense and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[9]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

12	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor B
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,			Period October 1, 2007 to December 31, 2007	Year Ended September 30,
		2010	2009	2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$23.71	$21.01	$16.97	$27.60	$28.75	$25.09	$23.06
Net investment income[1]	0.09	0.17	0.21	0.26	0.06	0.24	0.18
Net realized and unrealized gain (loss)	1.20	2.70	4.01	(10.62)	(1.08)	3.55 [2]	2.03 [2]
Net increase (decrease) from investment operations	1.29	2.87	4.22	(10.36)	(1.02)	3.79	2.21
Dividends from net investment income	(0.05)	(0.17)	(0.18)	(0.27)	(0.13)	(0.13)	(0.18)
Net asset value, end of period	$24.95	$23.71	$21.01	$16.97	$27.60	$28.75	$25.09

Total Investment Return[3]
Based on net asset value	5.43%[4]	13.70%	25.09%	(37.71)%	(3.55)%[4]	15.13%	9.62%

Ratios to Average Net Assets[5]
Total expenses	1.40%[6,7]	1.35%	1.43%	1.28%	1.24%[6]	1.21%	1.34%
Total expenses excluding recoupment and before fees waived and reimbursed	1.40%[6,7]	1.24%	1.24%	1.22%	1.17%[6]	1.19%	1.23%
Total expenses after fees waived and reimbursed	1.24%[6,7]	1.24%	1.24%	1.22%	1.17%[6]	1.19%	1.23%
Net investment income	0.70%[6,7]	0.81%	1.19%	1.09%	0.86%[6]	0.88%	0.76%

Supplemental Data
Net assets, end of period (000)	$2,821	$4,594	$10,155	$17,226	$48,002	$56,503	$91,683
Portfolio turnover of the Series	2%	5%	7%	8%	4%	1%[8]	4%[9]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s shares of the Series’ (for the period June 4, 2007 to December 31, 2007, and the years ended December 31, 2008, 2009 and 2010, and the six months ended June 30, 2011) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expense and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[9]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	13

Financial Highlights (concluded)	BlackRock Index Equity Portfolio

	Investor C
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,			Period October 1, 2007 to December 31, 2007	Year Ended September 30,
		2010	2009	2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$23.56	$20.90	$16.91	$27.52	$28.71	$25.07	$23.05
Net investment income[1]	0.09	0.18	0.20	0.27	0.06	0.24	0.18
Net realized and unrealized gain (loss)	1.18	2.68	4.00	(10.59)	(1.08)	3.55 [2]	2.03 [2]
Net increase (decrease) from investment operations	1.27	2.86	4.20	(10.32)	(1.02)	3.79	2.21
Dividends from net investment income	(0.06)	(0.20)	(0.21)	(0.29)	(0.17)	(0.15)	(0.19)
Net asset value, end of period	$24.77	$23.56	$20.90	$16.91	$27.52	$28.71	$25.07

Total Investment Return[3]
Based on net asset value	5.39%[4]	13.75%	25.03%	(37.69)%	(3.56)%[4]	15.13%	9.61%

Ratios to Average Net Assets[5]
Total expenses	1.24%[6,7]	1.25%	1.30%	1.20%	1.17%[6]	1.17%	1.27%
Total expenses excluding recoupment and before fees waived and reimbursed	1.22%[6,7]	1.24%	1.24%	1.19%	1.17%[6]	1.17%	1.23%
Total expenses after fees waived and reimbursed	1.22%[6,7]	1.24%	1.24%	1.19%	1.17%[6]	1.17%	1.23%
Net investment income	0.75%[6,7]	0.83%	1.13%	1.14%	0.87%[6]	0.89%	0.76%

Supplemental Data
Net assets, end of period (000)	$73,475	$75,716	$79,209	$75,588	$154,330	$165,075	$179,134
Portfolio turnover of the Series	2%	5%	7%	8%	4%	1%[8]	4%[9]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, and the years ended December 31, 2008, 2009 and 2010, and the six months ended June 30, 2011) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expense and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[9]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

14	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Notes to Financial Statements (Unaudited)	BlackRock Index Equity Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Index Equity Portfolio (the “Portfolio”) is a series of BlackRock FundsSM (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC, (the “Master LLC”), which has the same investment objective and strategies as the Portfolio. The value of the Portfolio’s investment in the Series reflects the Portfolio’s proportionate interest in the net assets of the Series. The percentage of the Series owned by the Portfolio at June 30, 2011 was 23.4%. The performance of the Portfolio is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio’s financial statements. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees and the Board of Directors of the Fund and the Master LLC, respectively, are referred to throughout this report as the “Board of Directors” or the “Board”. The Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C Shares are closed to all investors. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value. The Portfolio records its investment in the Series at fair value based on the Portfolio’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. The Portfolio records daily its proportionate share of the Master Series’ income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Portfolio accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for the year ended November 30, 2007, the period ended December 31, 2007 and the three years ended December 31, 2010. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statements and disclosures.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	15

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

Other: Expenses directly related to the Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Fund, on behalf of the Portfolio, entered into an Administrative Agreement with BlackRock Advisors, LLC (the “Manager”), an indirect, wholly owned subsidiary of BlackRock, and State Street Bank and Trust Company (collectively, the “Administrator”) to provide administrative services (other than investment advice and related portfolio activities). The Portfolio does not pay an investment advisory fee or investment management fee.

The Portfolio pays the Administrator a monthly fee based upon the average daily value of the Portfolio’s net assets at the following annual rates: 0.075% of the Portfolio’s average daily net assets not exceeding $500 million; 0.065% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class at the following rates: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. This amount is shown as administration — class specific in the Statement of Operations. The amounts were as follows:

Institutional	$37,930
Service	$3,860
Investor A	$22,143
Investor B	$474
Investor C	$9,391

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit the Portfolio’s expenses as a percentage of average daily net assets as follows: 0.18% for Institutional; 0.615% for Service; 0.785% for Investor A, and 1.24% for Investor B and Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2012 unless approved by the Board, including a majority of the independent Directors. These amounts are shown as fees waived by administrator — class specific and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations. These amounts were as follows:

Fees Waived by Administrator
Institutional	$37,930
Investor B	$474
Investor C	$85

If during the Portfolio’s fiscal year the operating expenses of a share class, that at anytime during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part of has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2011, the Manager recouped waivers previously recorded, which are shown as recoupment of past waived fees — class specific in the Statement of Operations. These amounts were as follows:

Investor C	$6,472

At June 30, 2011, the amounts subject to possible future recoupments under the expense limitation agreement are as follows:

Expires December 31,
2011	$238,775
2012	144,401
2013	61,766
Total Waivers Subject to Recoupment	$444,942

16	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

The Fund, on behalf of the Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.15%	—
Investor A	0.15%	—
Investor B	0.15%	0.75%
Investor C	0.15%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended June 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares, which totaled $1,218.

For the six months ended June 30, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$258
Investor C	$441

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the six months ended June 30, 2011, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$590
Service	$120
Investor A	$2,140
Investor B	$201
Investor C	$1,360

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Capital Loss Carryforwards:

At December 31, 2010, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,
2012	$429,781
2016	77,557,447
2017	12,153,666
Total	$90,140,894

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the pre-enactment taxable years.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	17

Notes to Financial Statements (concluded)	BlackRock Index Equity Portfolio

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	558,376	$14,042,187	709,044	$15,579,432
Shares issued to shareholders in reinvestment of dividends	22,035	563,440	118,817	2,694,050
Total issued	580,411	14,605,627	827,861	18,273,482
Shares redeemed	(2,123,687)	(53,445,122)	(3,497,605)	(78,222,674)
Net decrease	(1,543,276)	$(38,839,495)	(2,669,744)	$(59,949,192)

Service
Shares sold	255,480	$6,364,581	447,005	$9,934,692
Shares issued to shareholders in reinvestment of dividends	5,753	146,071	18,716	421,726
Total issued	261,233	6,510,652	465,721	10,356,418
Shares redeemed	(117,235)	(2,917,474)	(438,862)	(9,587,005)
Net increase	143,998	$3,593,178	26,859	$769,413

Investor A
Shares sold and automatic conversion of shares	443,635	$11,062,609	974,485	$21,201,297
Shares issued to shareholders in reinvestment of dividends	30,471	773,044	123,494	2,780,622
Total issued	474,106	11,835,653	1,097,979	23,981,919
Shares redeemed	(928,483)	(23,223,053)	(1,631,229)	(35,804,180)
Net decrease	(454,377)	$(11,387,400)	(533,250)	$(11,822,261)

Investor B
Shares sold	59	$1,525	1,831	$40,684
Shares issued to shareholders in reinvestment of dividends	194	4,851	—	—
Total issued	253	6,376	1,831	40,684
Shares redeemed and automatic conversion of shares	(80,883)	(1,994,529)	(291,473)	(6,258,575)
Net decrease	(80,630)	$(1,988,153)	(289,642)	$(6,217,891)

Investor C
Shares sold	2,840	$70,706	—	—
Shares issued to shareholders in reinvestment of dividends	3,583	89,257	28,998	$640,616
Total issued	6,423	159,963	28,998	640,616
Shares redeemed	(254,267)	(6,257,059)	(603,974)	(12,955,974)
Net decrease	(247,844)	$(6,097,096)	(574,976)	$(12,315,358)

5. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 22, 2011 to Common Shareholders of record on July 20, 2011 as follows:

Dividend Per Share
Institutional	$0.118779
Service	$0.105828
Investor A	$0.104021
Investor B	$0.028480
Investor C	$0.051242

18	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Portfolio Information	Master S&P 500 Index Series

As of June 30, 2011

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	3%
Apple, Inc.	3
International Business Machines Corp.	2
Chevron Corp.	2
General Electric Co.	2
Microsoft Corp.	2
AT&T, Inc.	2
Johnson & Johnson	2
The Procter & Gamble Co.	1
Pfizer, Inc.	1

Sector Allocations	Percent of Long-Term Investments
Information Technology	18%
Financials	15
Energy	13
Health Care	12
Industrials	11
Consumer Discretionary	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for report ease.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	19

Schedule of Investments June 30, 2011 (Unaudited)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.9%
Boeing Co.	151,062	$11,168,014
General Dynamics Corp.	76,177	5,676,710
Goodrich Corp.	25,576	2,442,508
Honeywell International, Inc.	160,975	9,592,500
ITT Corp.	37,624	2,217,182
L-3 Communications Holdings, Inc.	21,741	1,901,251
Lockheed Martin Corp.	58,298	4,720,389
Northrop Grumman Corp.	59,969	4,158,850
Precision Castparts Corp.	29,480	4,853,882
Raytheon Co.	72,549	3,616,568
Rockwell Collins, Inc.	31,554	1,946,566
Textron, Inc.	56,141	1,325,489
United Technologies Corp.	187,396	16,586,420
		70,206,329
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	33,110	2,610,392
Expeditors International Washington, Inc.	43,634	2,233,624
FedEx Corp.	64,687	6,135,562
United Parcel Service, Inc., Class B	201,822	14,718,879
		25,698,457
Airlines — 0.1%
Southwest Airlines Co.	161,623	1,845,735
Auto Components — 0.3%
The Goodyear Tire & Rubber Co. (a)	49,829	835,632
Johnson Controls, Inc.	139,023	5,791,698
		6,627,330
Automobiles — 0.5%
Ford Motor Co. (a)	777,071	10,715,809
Harley-Davidson, Inc.	48,483	1,986,349
		12,702,158
Beverages — 2.5%
Brown-Forman Corp., Class B	21,058	1,572,822
The Coca-Cola Co.	468,444	31,521,597
Coca-Cola Enterprises, Inc.	66,551	1,941,958
Constellation Brands, Inc., Class A (a)	36,677	763,615
Dr. Pepper Snapple Group, Inc.	44,812	1,878,967
Molson Coors Brewing Co., Class B	32,338	1,446,802
PepsiCo, Inc.	323,453	22,780,795
		61,906,556
Biotechnology — 1.2%
Amgen, Inc. (a)	190,259	11,101,612
Biogen Idec, Inc. (a)	49,511	5,293,716
Celgene Corp. (a)	94,690	5,711,701
Cephalon, Inc. (a)	15,730	1,256,827
Gilead Sciences, Inc. (a)	161,095	6,670,944
		30,034,800
Building Products — 0.0%
Masco Corp.	73,584	885,216
Capital Markets — 2.3%
Ameriprise Financial, Inc.	49,614	2,861,736
The Bank of New York Mellon Corp.	253,778	6,501,792
BlackRock, Inc. (c)	19,692	3,777,122
The Charles Schwab Corp.	204,527	3,364,469
E*Trade Financial Corp. (a)	51,391	709,196
Federated Investors, Inc., Class B (b)	19,041	453,937
Franklin Resources, Inc.	29,516	3,875,156

Common Stocks	Shares	Value
Capital Markets (concluded)
The Goldman Sachs Group, Inc.	105,990	$14,106,209
Invesco Ltd.	94,615	2,213,991
Janus Capital Group, Inc.	38,242	361,005
Legg Mason, Inc.	30,222	990,073
Morgan Stanley	315,934	7,269,641
Northern Trust Corp.	49,295	2,265,598
State Street Corp.	103,274	4,656,625
T. Rowe Price Group, Inc.	53,071	3,202,304
		56,608,854
Chemicals — 2.2%
Air Products & Chemicals, Inc.	43,381	4,146,356
Airgas, Inc.	14,327	1,003,463
CF Industries Holdings, Inc.	14,656	2,076,316
The Dow Chemical Co.	240,393	8,654,148
E.I. du Pont de Nemours & Co.	189,986	10,268,743
Eastman Chemical Co.	14,546	1,484,710
Ecolab, Inc.	47,373	2,670,890
FMC Corp.	14,678	1,262,602
International Flavors & Fragrances, Inc.	16,575	1,064,778
Monsanto Co.	109,699	7,957,565
PPG Industries, Inc.	32,149	2,918,808
Praxair, Inc.	62,317	6,754,540
The Sherwin-Williams Co.	18,083	1,516,621
Sigma-Aldrich Corp.	24,835	1,822,392
		53,601,932
Commercial Banks — 2.7%
BB&T Corp.	142,918	3,835,919
Comerica, Inc.	36,347	1,256,516
Fifth Third Bancorp	188,000	2,397,000
First Horizon National Corp.	54,193	517,001
Huntington Bancshares, Inc.	175,479	1,151,142
KeyCorp	194,306	1,618,569
M&T Bank Corp.	25,760	2,265,592
Marshall & Ilsley Corp.	109,305	871,161
The PNC Financial Services Group, Inc. (c)	107,858	6,429,415
Regions Financial Corp.	256,158	1,588,179
SunTrust Banks, Inc.	110,271	2,844,992
U.S. Bancorp	394,119	10,053,976
Wells Fargo & Co.	1,082,296	30,369,226
Zions Bancorporation	37,685	904,817
		66,103,505
Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	21,640	835,953
Cintas Corp.	26,022	859,507
Iron Mountain, Inc.	41,117	1,401,678
Pitney Bowes, Inc.	42,041	966,523
R.R. Donnelley & Sons Co.	38,492	754,828
Republic Services, Inc., Class A	61,916	1,910,109
Stericycle, Inc. (a)	17,619	1,570,205
Waste Management, Inc.	97,332	3,627,564
		11,926,367
Communications Equipment — 2.0%
Cisco Systems, Inc. (a)	1,124,931	17,560,173
F5 Networks, Inc. (a)	16,632	1,833,678
Harris Corp.	25,956	1,169,577
JDS Uniphase Corp. (a)	46,470	774,190
Juniper Networks, Inc. (a)	108,879	3,429,688

See Notes to Financial Statements.

20	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Motorola Mobility Holdings, Inc. (a)	59,942	$1,321,122
Motorola Solutions, Inc. (a)	69,545	3,201,852
QUALCOMM, Inc.	341,647	19,402,133
Tellabs, Inc.	75,314	347,198
		49,039,611
Computers & Peripherals — 4.2%
Apple, Inc. (a)	189,224	63,516,820
Dell, Inc. (a)	336,079	5,602,437
EMC Corp. (a)	421,025	11,599,239
Hewlett-Packard Co.	424,461	15,450,380
Lexmark International, Inc., Class A (a)	16,260	475,768
NetApp, Inc. (a)	75,282	3,973,384
SanDisk Corp. (a)	48,797	2,025,075
Western Digital Corp. (a)	47,769	1,737,836
		104,380,939
Construction & Engineering — 0.2%
Fluor Corp.	35,630	2,303,836
Jacobs Engineering Group, Inc. (a)	25,688	1,111,006
Quanta Services, Inc. (a)	44,234	893,527
		4,308,369
Construction Materials — 0.0%
Vulcan Materials Co.	26,619	1,025,630
Consumer Finance — 0.8%
American Express Co.	213,985	11,063,024
Capital One Financial Corp.	94,071	4,860,649
Discover Financial Services, Inc.	111,683	2,987,520
SLM Corp. (a)	107,318	1,804,016
		20,715,209
Containers & Packaging — 0.1%
Ball Corp.	34,383	1,322,370
Bemis Co.	21,556	728,162
Owens-Illinois, Inc. (a)	33,597	867,138
Sealed Air Corp.	32,730	778,647
		3,696,317
Distributors — 0.1%
Genuine Parts Co.	32,046	1,743,302
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	24,922	1,088,593
DeVry, Inc.	12,409	733,744
H&R Block, Inc.	62,722	1,006,061
		2,828,398
Diversified Financial Services — 3.8%
Bank of America Corp.	2,073,536	22,725,955
CME Group, Inc.	13,714	3,998,865
Citigroup, Inc.	597,655	24,886,354
IntercontinentalExchange, Inc. (a)(b)	15,119	1,885,491
JPMorgan Chase & Co.	813,122	33,289,215
Leucadia National Corp.	40,252	1,372,593
Moody’s Corp.	40,429	1,550,452
The NASDAQ Stock Market, Inc. (a)	30,831	780,024
NYSE Euronext	53,546	1,835,021
		92,323,970

Common Stocks	Shares	Value
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	1,211,787	$38,062,230
CenturyLink, Inc.	123,056	4,975,154
Frontier Communications Corp.	204,664	1,651,638
Verizon Communications, Inc.	578,925	21,553,378
Windstream Corp.	104,298	1,351,702
		67,594,102
Electric Utilities — 1.8%
American Electric Power Co., Inc.	98,416	3,708,315
Duke Energy Corp.	272,806	5,136,937
Edison International	66,748	2,586,485
Entergy Corp.	36,453	2,489,011
Exelon Corp.	135,766	5,816,215
FirstEnergy Corp.	85,587	3,778,666
NextEra Energy, Inc.	86,462	4,968,106
Northeast Utilities, Inc.	36,274	1,275,757
PPL Corp.	118,218	3,290,007
Pepco Holdings, Inc.	45,614	895,403
Pinnacle West Capital Corp.	22,464	1,001,445
Progress Energy, Inc.	60,185	2,889,482
The Southern Co.	174,028	7,027,251
		44,863,080
Electrical Equipment — 0.5%
Emerson Electric Co.	153,776	8,649,900
Rockwell Automation, Inc.	29,547	2,563,498
Roper Industries, Inc.	19,662	1,637,844
		12,851,242
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	36,224	1,955,734
Corning, Inc.	321,723	5,839,272
Flir Systems, Inc. (a)	32,827	1,106,598
Jabil Circuit, Inc.	40,535	818,807
Molex, Inc.	28,615	737,409
		10,457,820
Energy Equipment & Services — 2.4%
Baker Hughes, Inc.	89,075	6,463,282
Cameron International Corp. (a)	50,280	2,528,581
Diamond Offshore Drilling, Inc.	14,265	1,004,399
FMC Technologies, Inc. (a)(b)	49,430	2,213,970
Halliburton Co.	187,143	9,544,293
Helmerich & Payne, Inc.	21,937	1,450,474
Nabors Industries Ltd. (a)	59,084	1,455,830
National Oilwell Varco, Inc.	86,705	6,781,198
Noble Corp.	51,375	2,024,689
Rowan Cos., Inc. (a)	25,904	1,005,334
Schlumberger Ltd.	277,674	23,991,033
		58,463,083
Food & Staples Retailing — 2.3%
CVS Caremark Corp.	277,503	10,428,563
Costco Wholesale Corp.	89,536	7,273,905
The Kroger Co.	124,182	3,079,713
SUPERVALU, Inc.	44,171	415,649
SYSCO Corp.	119,263	3,718,620
Safeway, Inc.	72,551	1,695,517
Wal-Mart Stores, Inc.	390,833	20,768,866
Walgreen Co.	187,181	7,947,705
Whole Foods Market, Inc. (a)	30,562	1,939,159
		57,267,697

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	21

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products — 1.8%
Archer-Daniels-Midland Co.	139,395	$4,202,759
Campbell Soup Co.	37,063	1,280,527
ConAgra Foods, Inc.	84,097	2,170,544
Dean Foods Co. (a)	38,051	466,886
General Mills, Inc.	130,816	4,868,971
H.J. Heinz Co.	65,885	3,510,353
The Hershey Co.	31,471	1,789,126
Hormel Foods Corp.	28,374	845,829
The J.M. Smucker Co.	23,475	1,794,429
Kellogg Co.	51,272	2,836,367
Kraft Foods, Inc.	359,748	12,673,922
McCormick & Co., Inc.	26,953	1,336,060
Mead Johnson Nutrition Co.	41,916	2,831,426
Sara Lee Corp.	119,836	2,275,686
Tyson Foods, Inc., Class A	61,220	1,188,892
		44,071,777
Gas Utilities — 0.1%
Nicor, Inc.	9,331	510,779
Oneok, Inc.	22,054	1,632,216
		2,142,995
Health Care Equipment & Supplies — 1.9%
Baxter International, Inc.	116,744	6,968,449
Becton Dickinson & Co.	44,579	3,841,373
Boston Scientific Corp. (a)	313,096	2,163,493
C.R. Bard, Inc.	17,532	1,926,066
CareFusion Corp. (a)	45,871	1,246,315
Covidien Plc	101,586	5,407,423
Dentsply International, Inc.	28,764	1,095,333
Edwards Lifesciences Corp. (a)	23,389	2,039,053
Intuitive Surgical, Inc. (a)	8,046	2,993,997
Medtronic, Inc.	218,676	8,425,586
St. Jude Medical, Inc. (a)	67,359	3,211,677
Stryker Corp.	68,313	4,009,290
Varian Medical Systems, Inc. (a)	23,673	1,657,584
Zimmer Holdings, Inc. (a)	39,435	2,492,292
		47,477,931
Health Care Providers & Services — 2.2%
Aetna, Inc.	77,270	3,406,834
AmerisourceBergen Corp.	56,183	2,325,976
CIGNA Corp.	55,228	2,840,376
Cardinal Health, Inc.	71,656	3,254,616
Coventry Health Care, Inc. (a)	30,198	1,101,321
DaVita, Inc. (a)	19,624	1,699,635
Express Scripts, Inc. (a)	108,504	5,857,046
Humana, Inc.	34,566	2,783,946
Laboratory Corp. of America Holdings (a)	20,559	1,989,906
McKesson Corp.	51,416	4,300,948
Medco Health Solutions, Inc. (a)	81,554	4,609,432
Patterson Cos., Inc.	19,396	637,934
Quest Diagnostics, Inc.	32,206	1,903,375
Tenet Healthcare Corp. (a)	99,389	620,187
UnitedHealth Group, Inc.	221,728	11,436,730
WellPoint, Inc.	75,154	5,919,881
		54,688,143

Common Stocks	Shares	Value
Health Care Technology — 0.1%
Cerner Corp. (a)	29,604	$1,809,100
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	88,408	3,326,793
Chipotle Mexican Grill, Inc., Class A (a)(b)	6,389	1,969,026
Darden Restaurants, Inc.	28,067	1,396,614
International Game Technology	61,276	1,077,232
Marriott International, Inc., Class A	57,511	2,041,065
McDonald’s Corp.	212,233	17,895,487
Starbucks Corp.	153,609	6,066,019
Starwood Hotels & Resorts Worldwide, Inc.	39,938	2,238,125
Wyndham Worldwide Corp.	34,847	1,172,602
Wynn Resorts Ltd.	15,634	2,244,104
Yum! Brands, Inc.	95,178	5,257,633
		44,684,700
Household Durables — 0.4%
D.R. Horton, Inc.	57,786	665,695
Fortune Brands, Inc.	31,567	2,013,028
Harman International Industries, Inc. (a)	14,288	651,104
Leggett & Platt, Inc.	29,577	721,087
Lennar Corp., Class A	33,071	600,239
Newell Rubbermaid, Inc.	58,785	927,627
Pulte Group, Inc. (a)	69,363	531,320
Stanley Black & Decker, Inc.	34,421	2,480,033
Whirlpool Corp.	15,677	1,274,854
		9,864,987
Household Products — 2.1%
Clorox Co.	26,985	1,819,868
Colgate-Palmolive Co.	100,060	8,746,245
Kimberly-Clark Corp.	80,421	5,352,822
The Procter & Gamble Co.	571,169	36,309,213
		52,228,148
IT Services — 3.2%
Automatic Data Processing, Inc.	102,400	5,394,432
Cognizant Technology Solutions Corp. (a)	62,202	4,561,895
Computer Sciences Corp.	31,552	1,197,714
Fidelity National Information Services, Inc.	55,066	1,695,482
Fiserv, Inc. (a)	29,372	1,839,568
International Business Machines Corp.	247,840	42,516,952
MasterCard, Inc., Class A	19,274	5,808,027
Paychex, Inc.	66,233	2,034,678
SAIC, Inc. (a)	57,225	962,525
Teradata Corp. (a)	34,619	2,084,064
Total System Services, Inc.	33,326	619,197
Visa, Inc., Class A	98,036	8,260,513
The Western Union Co.	129,482	2,593,524
		79,568,571
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	134,859	1,718,104
Constellation Energy Group, Inc.	41,094	1,559,928
NRG Energy, Inc. (a)	49,340	1,212,777
		4,490,809
Industrial Conglomerates — 2.4%
3M Co.	145,417	13,792,802
General Electric Co.	2,170,127	40,928,595
Tyco International Ltd.	95,653	4,728,128
		59,449,525

See Notes to Financial Statements.

22	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance — 3.8%
ACE Ltd.	69,132	$4,550,268
Aflac, Inc.	95,689	4,466,763
The Allstate Corp.	106,435	3,249,461
American International Group, Inc. (a)	89,116	2,612,881
Aon Corp.	67,677	3,471,830
Assurant, Inc.	19,106	692,975
Berkshire Hathaway, Inc. (a)	354,267	27,416,723
Chubb Corp.	59,611	3,732,245
Cincinnati Financial Corp.	33,433	975,575
Genworth Financial, Inc., Class A (a)	100,906	1,037,314
Hartford Financial Services Group, Inc.	91,186	2,404,575
Lincoln National Corp.	64,312	1,832,249
Loews Corp.	63,534	2,674,146
Marsh & McLennan Cos., Inc.	112,201	3,499,549
MetLife, Inc.	216,187	9,484,124
Principal Financial Group, Inc.	66,041	2,008,967
The Progressive Corp.	132,859	2,840,525
Prudential Financial, Inc.	100,007	6,359,445
Torchmark Corp.	15,212	975,698
The Travelers Cos., Inc.	85,745	5,005,793
Unum Group	63,076	1,607,176
XL Group Plc	63,287	1,391,048
		92,289,330
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (a)	73,081	14,944,334
Expedia, Inc.	41,094	1,191,315
Netflix, Inc. (a)	8,940	2,348,448
Priceline.com, Inc. (a)	10,173	5,207,864
		23,691,961
Internet Software & Services — 1.6%
Akamai Technologies, Inc. (a)	37,974	1,195,042
eBay, Inc. (a)	233,544	7,536,465
Google, Inc., Class A (a)	51,436	26,046,162
Monster Worldwide, Inc. (a)	26,710	391,568
VeriSign, Inc.	34,539	1,155,675
Yahoo! Inc. (a)	266,496	4,008,100
		40,333,012
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	27,820	1,222,133
Mattel, Inc.	71,011	1,952,092
		3,174,225
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (a)	71,295	3,643,888
Life Technologies Corp. (a)	36,656	1,908,678
PerkinElmer, Inc.	23,295	626,868
Thermo Fisher Scientific, Inc. (a)	78,454	5,051,653
Waters Corp. (a)	18,820	1,801,827
		13,032,914
Machinery — 2.4%
Caterpillar, Inc.	131,885	14,040,477
Cummins, Inc.	40,176	4,157,814
Danaher Corp.	111,591	5,913,207
Deere & Co.	85,815	7,075,447
Dover Corp.	38,308	2,597,282
Eaton Corp.	69,714	3,586,785
Flowserve Corp.	11,322	1,244,175
Illinois Tool Works, Inc.	102,474	5,788,756

Common Stocks	Shares	Value
Machinery (concluded)
Ingersoll-Rand Plc	68,013	$3,088,470
Joy Global, Inc.	21,578	2,055,089
PACCAR, Inc.	74,791	3,821,072
Pall Corp.	23,807	1,338,668
Parker Hannifin Corp.	33,163	2,976,048
Snap-On, Inc.	11,937	745,824
		58,429,114
Media — 3.3%
CBS Corp., Class B	136,920	3,900,851
Cablevision Systems Corp., Class A	47,371	1,715,304
Comcast Corp., Class A	566,088	14,344,670
DIRECTV, Class A (a)	157,143	7,986,007
Discovery Communications, Inc., Class A (a)(b)	56,837	2,328,044
Gannett Co., Inc.	49,456	708,210
Interpublic Group of Cos., Inc.	100,404	1,255,050
The McGraw-Hill Cos., Inc.	62,439	2,616,819
News Corp., Class A	467,205	8,269,529
Omnicom Group, Inc.	57,121	2,750,947
Scripps Networks Interactive	18,656	911,905
Time Warner Cable, Inc.	68,861	5,373,912
Time Warner, Inc.	219,165	7,971,031
Viacom, Inc., Class B	119,766	6,108,066
Walt Disney Co.	386,808	15,100,984
The Washington Post Co., Class B	1,037	434,451
		81,775,780
Metals & Mining — 1.1%
AK Steel Holding Corp.	22,572	355,735
Alcoa, Inc.	217,618	3,451,421
Allegheny Technologies, Inc.	21,625	1,372,539
Cliffs Natural Resources, Inc.	29,521	2,729,216
Freeport-McMoRan Copper & Gold, Inc., Class B	193,783	10,251,121
Newmont Mining Corp.	101,201	5,461,818
Nucor Corp.	64,754	2,669,160
Titanium Metals Corp.	18,479	338,535
United States Steel Corp.	29,565	1,361,173
		27,990,718
Multi-Utilities — 1.3%
Ameren Corp.	49,003	1,413,246
CMS Energy Corp.	51,966	1,023,211
CenterPoint Energy, Inc.	86,537	1,674,491
Consolidated Edison, Inc.	59,821	3,184,870
DTE Energy Co.	34,510	1,726,190
Dominion Resources, Inc.	117,570	5,675,104
Integrys Energy Group, Inc.	15,752	816,584
NiSource, Inc.	56,732	1,148,823
PG&E Corp.	81,621	3,430,531
Public Service Enterprise Group, Inc.	103,640	3,382,810
SCANA Corp.	23,091	909,093
Sempra Energy	48,966	2,589,322
TECO Energy, Inc.	44,014	831,424
Wisconsin Energy Corp.	48,121	1,508,593
Xcel Energy, Inc.	99,138	2,409,053
		31,723,345

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	23

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail — 0.7%
Big Lots, Inc. (a)	15,429	$511,471
Family Dollar Stores, Inc.	24,627	1,294,395
JCPenney Co., Inc.	43,688	1,508,983
Kohl’s Corp.	57,558	2,878,476
Macy’s, Inc.	87,383	2,555,079
Nordstrom, Inc.	34,190	1,604,879
Sears Holdings Corp. (a)(b)	8,863	633,173
Target Corp.	141,056	6,616,937
		17,603,393
Office Electronics — 0.1%
Xerox Corp.	286,941	2,987,056
Oil, Gas & Consumable Fuels — 10.3%
Alpha Natural Resources, Inc. (a)	46,505	2,113,187
Anadarko Petroleum Corp.	101,703	7,806,722
Apache Corp.	78,431	9,677,601
Cabot Oil & Gas Corp., Class A	21,496	1,425,400
Chesapeake Energy Corp.	134,552	3,994,849
Chevron Corp.	411,349	42,303,131
ConocoPhillips	289,251	21,748,783
Consol Energy, Inc.	46,499	2,254,272
Denbury Resources, Inc. (a)	81,680	1,633,600
Devon Energy Corp.	86,433	6,811,785
EOG Resources, Inc.	55,010	5,751,295
EQT Corp.	30,683	1,611,471
El Paso Corp.	157,498	3,181,460
Exxon Mobil Corp. (d)	1,007,967	82,028,354
Hess Corp.	61,955	4,631,756
Marathon Oil Corp.	145,559	7,668,048
Murphy Oil Corp.	39,608	2,600,661
Newfield Exploration Co. (a)	27,057	1,840,417
Noble Energy, Inc.	36,021	3,228,562
Occidental Petroleum Corp.	166,347	17,306,742
Peabody Energy Corp.	55,439	3,265,911
Pioneer Natural Resources Co.	23,951	2,145,291
QEP Resources, Inc.	36,397	1,522,487
Range Resources Corp.	32,689	1,814,239
Southwestern Energy Co. (a)	71,277	3,056,358
Spectra Energy Corp.	132,780	3,639,500
Sunoco, Inc.	24,756	1,032,573
Tesoro Corp. (a)	29,427	674,173
Valero Energy Corp.	116,623	2,982,050
Williams Cos., Inc.	120,700	3,651,175
		253,401,853
Paper & Forest Products — 0.2%
International Paper Co.	89,526	2,669,666
MeadWestvaco Corp.	34,533	1,150,294
		3,819,960
Personal Products — 0.2%
Avon Products, Inc.	88,235	2,470,580
The Estée Lauder Cos., Inc., Class A	23,316	2,452,610
		4,923,190
Pharmaceuticals — 5.7%
Abbott Laboratories	318,068	16,736,738
Allergan, Inc.	62,476	5,201,127
Bristol-Myers Squibb Co.	348,986	10,106,635
Eli Lilly & Co.	208,269	7,816,336
Forest Laboratories, Inc. (a)	58,780	2,312,405

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Hospira, Inc. (a)	34,338	$1,945,591
Johnson & Johnson	560,906	37,311,467
Merck & Co., Inc.	631,617	22,289,764
Mylan, Inc. (a)	89,912	2,218,129
Pfizer, Inc.	1,616,778	33,305,627
Watson Pharmaceuticals, Inc. (a)	25,943	1,783,062
		141,026,881
Professional Services — 0.1%
Dun & Bradstreet Corp.	10,198	770,357
Equifax, Inc.	25,380	881,194
Robert Half International, Inc.	30,300	819,009
		2,470,560
Real Estate Investment Trusts (REITs) — 1.7%
Apartment Investment & Management Co., Class A	24,447	624,132
AvalonBay Communities, Inc.	17,878	2,295,535
Boston Properties, Inc.	29,821	3,165,797
Equity Residential	60,182	3,610,920
HCP, Inc.	83,161	3,051,177
Health Care REIT, Inc.	36,264	1,901,321
Host Marriott Corp.	140,481	2,381,153
Kimco Realty Corp.	83,631	1,558,882
Plum Creek Timber Co., Inc.	33,264	1,348,523
ProLogis	92,976	3,332,260
Public Storage	28,630	3,264,106
Simon Property Group, Inc.	60,033	6,977,636
Ventas, Inc.	33,561	1,769,000
Vornado Realty Trust	33,493	3,120,878
Weyerhaeuser Co.	110,378	2,412,863
		40,814,183
Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc. (a)	59,322	1,489,575
Road & Rail — 0.9%
CSX Corp.	225,158	5,903,643
Norfolk Southern Corp.	72,097	5,402,228
Ryder System, Inc.	10,574	601,132
Union Pacific Corp.	100,369	10,478,523
		22,385,526
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc. (a)	116,858	816,838
Altera Corp.	66,058	3,061,788
Analog Devices, Inc.	61,544	2,408,832
Applied Materials, Inc.	270,140	3,514,521
Broadcom Corp., Class A (a)	97,413	3,276,973
First Solar, Inc. (a)(b)	11,023	1,458,012
Intel Corp.	1,084,959	24,042,692
KLA-Tencor Corp.	34,409	1,392,876
LSI Corp. (a)	123,942	882,467
Linear Technology Corp.	46,811	1,545,699
MEMC Electronic Materials, Inc. (a)	47,390	404,237
Microchip Technology, Inc.	38,962	1,477,050
Micron Technology, Inc. (a)	176,865	1,322,950
National Semiconductor Corp.	49,667	1,222,305
Novellus Systems, Inc. (a)	18,156	656,158
Nvidia Corp. (a)	122,883	1,958,141
Teradyne, Inc. (a)	38,144	564,531
Texas Instruments, Inc.	237,659	7,802,345
Xilinx, Inc.	54,364	1,982,655
		59,791,070

See Notes to Financial Statements.

24	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 3.7%
Adobe Systems, Inc. (a)	102,998	$3,239,287
Autodesk, Inc. (a)	47,263	1,824,352
BMC Software, Inc. (a)	36,376	1,989,767
CA, Inc.	77,904	1,779,327
Citrix Systems, Inc. (a)	38,440	3,075,200
Compuware Corp. (a)	44,993	439,132
Electronic Arts, Inc. (a)	68,001	1,604,824
Intuit, Inc. (a)	55,845	2,896,122
Microsoft Corp.	1,518,482	39,480,532
Oracle Corp.	797,361	26,241,150
Red Hat, Inc. (a)	39,298	1,803,778
Salesforce.com, Inc. (a)	24,687	3,677,869
Symantec Corp. (a)	153,654	3,030,057
		91,081,397
Specialty Retail — 1.8%
Abercrombie & Fitch Co., Class A	17,775	1,189,503
AutoNation, Inc. (a)(b)	13,147	481,312
AutoZone, Inc. (a)	5,181	1,527,618
Bed Bath & Beyond, Inc. (a)	51,013	2,977,629
Best Buy Co., Inc.	65,950	2,071,489
CarMax, Inc. (a)	45,925	1,518,740
GameStop Corp., Class A (a)	28,698	765,376
The Gap, Inc.	80,086	1,449,556
Home Depot, Inc.	325,855	11,802,468
Limited Brands, Inc.	51,664	1,986,481
Lowe’s Cos., Inc.	266,514	6,212,441
O’Reilly Automotive, Inc. (a)	27,878	1,826,288
Ross Stores, Inc.	23,959	1,919,595
Staples, Inc.	146,471	2,314,242
TJX Cos., Inc.	79,045	4,152,234
Tiffany & Co.	26,141	2,052,591
Urban Outfitters, Inc. (a)	25,820	726,833
		44,974,396
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	60,112	3,842,960
NIKE, Inc., Class B	77,485	6,972,100
Polo Ralph Lauren Corp.	13,167	1,746,076
VF Corp.	17,912	1,944,527
		14,505,663
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	108,338	887,288
People’s United Financial, Inc.	72,710	977,223
		1,864,511
Tobacco — 1.7%
Altria Group, Inc.	428,370	11,313,252
Lorillard, Inc.	29,253	3,184,774
Philip Morris International, Inc.	363,918	24,298,805
Reynolds American, Inc.	69,299	2,567,528
		41,364,359
Trading Companies & Distributors — 0.2%
Fastenal Co. (b)	60,048	2,161,127
W.W. Grainger, Inc.	11,881	1,825,516
		3,986,643

Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.4%
American Tower Corp., Class A (a)	81,327	$4,255,842
MetroPCS Communications, Inc. (a)	54,791	942,953
Sprint Nextel Corp. (a)	612,353	3,300,583
		8,499,378
Total Long-Term Investments (Cost — $1,914,440,280) — 99.8%		2,459,612,687

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (c)(e)	5,712,540	5,712,540

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.09% (c)(e)(f)	$9,275	9,275,278
Total Short-Term Securities (Cost — $14,987,818) — 0.6%		14,987,818
Total Investments Before Short Positions (Cost — $1,929,428,098*) — 100.4%		2,474,600,505

Short Positions (g)	Shares
AMC Networks, Inc. Class A	11,842	(515,127)
Total Short Positions (Proceeds — $515,088) — (0.0)%		(515,127)
Total Investments, Net of Short Positions — 100.4%		2,474,085,378
Liabilities in Excess of Other Assets — (0.4)%		(9,382,241)
Net Assets — 100.0%		$2,464,703,137

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,517,953,262
Gross unrealized appreciation	$1,076,281,999
Gross unrealized depreciation	(119,634,756)
Net unrealized appreciation	$956,647,243

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	25

Schedule of Investments (concluded)	Master S&P 500 Index Series

(c)	Investments in companies considered to be an affiliate of the Series during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest/ Shares Held at December 31, 2010	Shares Purchased	Beneficial Interest/ Shares Sold	Beneficial Interest/ Shares Held at June 30, 2011	Value at June 30, 2011	Realized Loss	Income
BlackRock, Inc.	—	19,950	(258)	19,692	$3,777,122	$(1,459)	$26,758
BlackRock Liquidity Funds, TempFund, Institutional Class	11,774,805	—	(6,062,265)[1]	5,712,540	$5,712,540	—	$792
BlackRock Liquidity Series, LLC, Money Market Series	$135,284,520	—	$(126,009,242)[1]	$9,275,278	$9,275,278	—	$139,184
The PNC Financial Services Group, Inc.	108,792	1,180	2,114	107,858	$6,429,415	$6,063	$107,993

[1] Represents net shares/beneficial interest sold.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

(g)

In order to track the performance of its benchmark Index, the Series sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
140	S&P 500 EMini	Chicago Mercantile Exchange	September 2011	$8,982,425	$226,075

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instrument and does not necessarily correspond to the Series’ perceived risk of investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Series’ Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Series’ investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[2]	$2,459,612,687	—	—	$2,459,612,687
Short-Term Securities	5,712,540	$9,275,278	—	14,987,818
Liabilities:
Investments:
Short Position	(515,127)	—	—	(515,127)
Total	$2,464,810,100	$9,275,278	—	$2,474,085,378

[2]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Equity contracts	$226,075	—	—	$226,075

[3]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Statement of Assets and Liabilities	Master S&P 500 Index Series

June 30, 2011 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $9,157,302) (cost — $1,905,976,700)	$2,449,406,150
Investments at value — affiliated (cost — $23,451,398)	25,194,355
Dividends receivable	3,135,881
Investments sold receivable	796,562
Margin variation receivable	84,509
Securities lending income receivable — affiliated	111,931
Prepaid expenses	56,982
Other assets	286,987
Total assets	2,479,073,357

Liabilities
Collateral on securities loaned at value	9,275,278
Investments sold short at value (proceeds — $515,088)	515,127
Withdrawals payable to investors	4,121,776
Investments purchased payable	217,372
Investment advisory fees payable	38,950
Other affiliates payable	25,711
Directors’ fees payable	830
Other accrued expenses payable	175,176
Total liabilities	14,370,220
Net Assets	$2,464,703,137

Net Assets Consist of
Investors’ capital	1,919,304,694
Net unrealized appreciation/depreciation	545,398,443
Net Assets	$2,464,703,137

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	27

Statement of Operations	Master S&P 500 Index Series

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends — unaffiliated	$23,714,435
Foreign taxes withheld	(9,446)
Dividends — affiliated	135,543
Securities lending — affiliated	139,184
Total income	23,979,716

Expenses
Investment advisory	122,191
Accounting services	201,445
Custodian	58,926
Professional	44,629
Directors	28,779
Registration	10,345
Printing	2,673
Miscellaneous	22,645
Total expenses	491,633
Less fees waived by advisor	(65,610)
Less fees paid indirectly	(34)
Total expenses after fees waived and paid indirectly	425,989
Net investment income	23,553,727

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	5,530,067
Investments — affiliated	4,604
Financial futures contracts	718,358
6,253,029
Net change in unrealized appreciation/depreciation on:
Investments	113,340,823
Financial futures contracts	215,422
Short positions	(39)
113,556,206
Total realized and unrealized gain	119,809,235
Net Increase in Net Assets Resulting from Operations	$143,362,962

See Notes to Financial Statements.

28	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Statements of Changes in Net Assets	Master S&P 500 Index Series

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$23,553,727	$46,035,411
Net realized gain (loss)	6,253,029	(5,190,154)
Net change in unrealized appreciation/depreciation	113,556,206	279,529,123
Net increase in net assets resulting from operations	143,362,962	320,374,380

Capital Transactions
Proceeds from contributions	376,859,429	601,567,988
Value of withdrawals	(419,503,100)	(836,617,134)
Net decrease in net assets derived from capital transactions	(42,643,671)	(235,049,146)

Net Assets
Total increase in net assets	100,719,291	85,325,234
Beginning of period	2,363,983,846	2,278,658,612
End of period	$2,464,703,137	$2,363,983,846

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	29

Financial Highlights	Master S&P 500 Index Series

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,
		2010	2009	2008	2007	2006
Total Investment Return
Total investment return	5.99%[1]	15.11%	26.61%	(36.92)%	5.56%	15.85%

Ratios to Average Net Assets
Total expenses	0.04%[2]	0.04%	0.05%	0.04%	0.04%	0.04%
Total expenses after fees waived and paid indirectly	0.03%[2]	0.04%	0.04%	0.04%	0.03%	0.04%
Net investment income	1.93%[2]	2.03%	2.32%	2.31%	1.95%	1.92%

Supplemental Data
Net assets, end of period (000)	$2,464,703	$2,363,984	$2,278,659	$1,953,848	$3,721,171	$2,810,633
Portfolio turnover	2%	5%	7%	8%	4%	4%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Notes to Financial Statements (Unaudited)	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the U.S. government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	31

Notes to Financial Statements (continued)	Master S&P 500 Index Series

cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statements and disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchanges on which these contracts trade.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

32	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Notes to Financial Statements (continued)	Master S&P 500 Index Series

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of June 30, 2011

	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation*	$226,075

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations
Six Months Ended June 30, 2011

Net Realized Gain From
Financial Futures Contracts
Equity contracts	$718,358

Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$215,422

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	270
Average notional value of contracts purchased	$17,560,350

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Series for 1940 Act purposes, but Barclays is not.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive its investment advisory fee by 0.005% of the Series’ average daily net assets. The Manager has agreed not to reduce or discontinue this contractual waiver until May 1, 2012 unless approved by the Board, including a majority of the independent Directors. For the six months ended June 30, 2011, the Manager waived $36,524, which is included in fees waived by advisor in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Series’ investment in other affiliated investment companies, if any. For the six months ended June 30, 2011, the Series waived $29,086, which is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the six months ended June 30, 2011, the Series reimbursed the Manager $13,488 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Series on such investments is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $177,135 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	33

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2011, were $56,220,869 and $78,462,570, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2010.The Series did not borrow under the credit agreement during the six months ended June 30, 2011.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 5, 2011 and May 17–18, 2011 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of Master S&P 500 Index Series (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Portfolio. BlackRock Index Equity Portfolio (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17–18, 2011 Board meeting.

At an in-person meeting held on May 17–18, 2011, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2012. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates and significant shareholders provide the Master Portfolio and the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance

36	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract Committee regularly review and meet with Master Portfolio management to discuss the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance exceeded its benchmark index during each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual management fee ratio compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Portfolio’s total operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis, as applicable. The Board also noted that BlackRock has contractually agreed to waive one-half of the advisory fee currently paid by the Master Portfolio.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master Portfolio and the Portfolio, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30, 2012. As part of its approval, the Board of the Master LLC considered the detailed review of BlackRock’s fee structure, as it applies to the Master LLC, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

38	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Officers and Directors

Ronald W. Forbes, Co-Chair of the Board and Director
Rodney D. Johnson, Co-Chair of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian
PFPC Trust Company[1]
Philadelphia, PA 19153

State Street Bank and Trust Company[2]
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

[1] For BlackRock Index Equity Portfolio.
[2] For Master S&P 500 Index Series.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Portfolio/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Portfolio’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolio’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolio/Series use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolio/Series voted proxies relating to securities held in the portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

40	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund
BlackRock Core Bond Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Fund
BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2011

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#IE-06/11

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 2, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 2, 2011